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                       [FORM OF UNDERWRITING AGREEMENT]


                       2,300,000 shares of Common Stock

                                   IgX Corp.

                            UNDERWRITING AGREEMENT

                                                            New York, New York
                                                            ____________, 1998

Josephthal & Co. Inc.
  As Representative of the
Several Underwriters listed on Schedule A hereto
200 Park Avenue, 25th Floor
New York, New York 10166

Ladies and Gentlemen:

         IgX Corp., a Delaware corporation (the "Company") confirms its agreement with Josephthal & Co. Inc. ("Josephthal") and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters"), which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Josephthal is acting as representative (in such capacity, Josephthal shall hereinafter be referred to as "you" or the "Representative"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares ("Shares") of the Company's common stock, $.001 par value per share ("Common Stock"), set forth in Schedule A annexed hereto. Such Shares are hereinafter referred to as the "Firm Securities." Upon your request, as provided in Section 2(b) of this Agreement, the Sellers shall also sell to the Underwriters, acting severally and not jointly, up to an additional 345,000 shares of Common Stock for the purpose of covering over-allotments, if any. Such Shares are hereinafter referred to as the "Option Securities." The Company also proposes to issue and sell to you warrants (the "Representative's Warrants") pursuant to the Representative's Warrant Agreement dated as of ______, 1998 between the Company and the Representative (the "Representative's Warrant Agreement") for the purchase of an additional 230,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of the Representative's Warrants are hereinafter referred to as the "Representative's Securities." The Firm Securities, the Option Securities, the Representative's Warrants and the Representative's Securities are more fully described in the Registration Statement and the Prospectus referred to below.

1.       Representations and Warranties of the Company.

         The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date (as hereinafter defined) and the Option Closing Date (as hereinafter defined), if any, as follows:

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(a)      The Company has prepared and filed with the Securities and Exchange
         Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form S-1 (No. 333-_____ ), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Firm Securities, the Option Securities, the Representative's Warrants and the Representative's Securities (collectively, hereinafter referred to as the "Securities"), under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriters and will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

(b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and the Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement or the Prospectus at the time of filing thereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

(c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the

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         Rules and Regulations, and will conform to the requirements of the
         Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company with respect to the Underwriters in writing by or on behalf of any Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

(d) Each of the Company and its subsidiaries, IgX Limited, a Republic of Ireland corporation ("IgX Ltd."), and IgX Oxford Hepatitis Corp., a Delaware corporation, ("IgX Oxford"), has been duly organized and is validly existing as a corporation in good standing under the laws of the state or country of its incorporation. IgX Ltd. and IgX Oxford are hereinafter collectively referred to as the "Subsidiaries." Except as set forth in the Prospectus, neither the Company nor the Subsidiaries owns an interest in any corporation, partnership, trust, joint venture or other business entity. Each of the Company and the Subsidiaries is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing. The Company owns one hundred percent (100%) of the outstanding capital stock of IgX Ltd. and __% of the outstanding capital stock of IgX Oxford and all such shares have been validly issued, are fully paid and non-assessable, were not issued in violation of any preemptive rights and are owned free and clear of any liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever (collectively, "Liens"). Each of the Company and the Subsidiaries has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; each of the Company and the Subsidiaries is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations; and neither the Company nor the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company or any of the Subsidiaries. The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on each of the Company's and the Subsidiaries' businesses as currently conducted and as contemplated are correct in all respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

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(e)      The Company has a duly authorized, issued and outstanding
         capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Capital Stock" and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, if any, based upon the assumptions set forth therein, and neither the Company nor any of the Subsidiaries is a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company and the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company or any of the Subsidiaries. The Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company hereunder, the Underwriters or the Representative, as the case may be, will acquire good and marketable title to such Securities free and clear of any Lien, of any kind whatsoever.

(f) The consolidated financial statements of the Company and the Subsidiaries, together with the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the consolidated financial position, income, changes in cash flow, changes in stockholders' equity and the results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus (A) present fairly, in all material respects, the information shown therein, (B) have been prepared, in all material respects, in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Exchange Act, (C) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (D) have been properly compiled on the bases described therein, and the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information and included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or

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         circumstances referred to therein. There has been no adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, position, prospects, value, operation, properties, business, or results of operation of each of the Company and the Subsidiaries, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the businesses of each of the Company and the Subsidiaries conform in all respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information set forth in the Prospectus under the headings "Summary Consolidated Financial Data", "Selected Consolidated Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, have been derived from or compiled on a basis consistent with that of the audited consolidated financial statements included in the Prospectus.

(g) Each of the Company and the Subsidiaries (i) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

(h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Securities from the Company and the purchase by the Representative of the Representative's Warrants from the Company,
         (iii) the consummation by the Company of any of its obligations under this Agreement, or (iv) resales of the Securities in connection with the distribution contemplated hereby.

(i) Each of the Company and the Subsidiaries maintains insurance policies, including, but not limited to, general liability and property insurance, which insures the Company, the Subsidiaries and their respective employees, against such losses and risks generally insured against by comparable businesses. Neither the Company nor the Subsidiaries (A) has failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's or the Subsidiaries' business, property or employees, under any insurance policy or surety bond in a due and timely manner, (B) has any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder, or (C) has failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company or either of the Subsidiaries.

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(j)      There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company or either of the Subsidiaries which (i) questions the validity of the capital stock of the Company, this Agreement or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Representative's Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company and the Subsidiaries, taken as a whole.

(k) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, and the Representative's Securities, to enter into this Agreement and the Representative's Warrant Agreement and to consummate the transactions provided for in such agreements; and this Agreement and the Representative's Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement and the Representative's Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, and none of the Company's issue and sale of the Securities, or the Representative's Securities, the execution or delivery of this Agreement or the Representative's Warrant Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any Lien of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or either of the Subsidiaries pursuant to the terms of (i) the articles of incorporation, by-laws, memorandum of association or articles of association of the Company or the Subsidiaries (as the case may be),
         (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company or either of the Subsidiaries is a party or by which either of them is or may be bound or to which either of their properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or either of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or either of the Subsidiaries or any of their respective activities or properties.

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(l)      Except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Representative's Warrants, the performance of this Agreement and the Representative's Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Securities, or the Representative's Warrants, except such as have been or may be obtained under the Act or may be required under state securities or blue sky laws (collectively, "Blue Sky") in connection with the Underwriters' purchase and distribution of the Securities, and the Representative's Warrants to be sold by the Company hereunder.

(m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company or either of the Subsidiaries is a party or by which any of them may be bound or to which any of their assets, properties or businesses may be subject, have been duly and validly authorized, executed and delivered by the Company or the Subsidiaries and constitute the legal, valid and binding agreements of the Company or the Subsidiaries, as the case may be, enforceable against the Company or the Subsidiaries, as the case may be, in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form S-1, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

(n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, neither the Company nor the Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business consistent with past practice, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any change in the debt (long or short term) or liabilities or material change in or affecting the general affairs, management, financial operations, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole.

(o) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or the Subsidiaries is a party or by which the Company

                                      -7-
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         or the Subsidiaries may be bound or to which the property or assets
         (tangible or intangible) of the Company or the Subsidiaries is subject or affected.

(p) Each of the Company and the Subsidiaries has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or the Subsidiaries, by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or the Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or the Subsidiaries, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company or the Subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or the Subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or the Subsidiaries. No labor dispute with the employees of the Company or the Subsidiaries exists, or is imminent.

(q) Except as described in the Prospectus, neither the Company nor any of the Subsidiaries maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections (2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the foregoing are collectively, "ERISA Plans"). Neither the Company nor any of the Subsidiaries maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company or any of the Subsidiaries to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. Neither the Company nor any of the Subsidiaries has ever completely or partially withdrawn from a "multiemployer plan."

(r) None of the Company, the Subsidiaries, or any of their respective employees, directors, stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise,

                                      -8-
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         stabilization or manipulation of the price of any security of the
         Company to facilitate the sale or resale of the Securities or otherwise.

(s) Except as otherwise disclosed in the Prospectus, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company and the Subsidiaries, are in dispute so far as known by the Company or are in any conflict with the right of any other person or entity. To the best of the Company's knowledge, each of the Company and the Subsidiaries (i) owns or has the right to use, free and clear of all Liens of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) except as set forth in the Prospectus, is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

(t) Each of the Company and the Subsidiaries owns and has the unrestricted right to use all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively herein "Intellectual Property") that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by any of the Company or the Subsidiaries, free and clear of and without violating any right, Lien, or claim of others, including without limitation, former employers of its employees; provided, however, that the possibility exists that other persons or entities, completely independently of the Company or the Subsidiaries, as the case may be, or their respective employees or agents, could have developed trade secrets or items of technical information similar or identical to those of the Company and the Subsidiaries. The Company is not aware of any such development of similar or identical trade secrets or technical information by others.

(u) Each of the Company and the Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality and value of all its Intellectual Property in all material aspects.

(v) Each of the Company and the Subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by it free and clear of all Liens, of any kind whatsoever, other than those referred to in the Prospectus and Liens for taxes not yet due and payable.

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(w)      Pricewaterhouse Coopers LLP, whose report is filed with the
         Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

(x) The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which, each of the Company's stockholders and all holders of securities exchangeable or exercisable for or convertible into shares of Common Stock have agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than 9 months following the effective date of the Registration Statement without the prior written consent of the Representative. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

(y) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's, consulting or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company, the Subsidiaries or any of their respective officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

(z) The Securities have been approved for quotation on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market ("NASDAQ-NM") .

(aa) Neither the Company nor the Subsidiaries, nor any of their respective officers, employees, agents or any other person acting on behalf of the Company or the Subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company or the Subsidiaries (or assist the Company or the Subsidiaries in connection with any actual or proposed transaction) which (a) might subject the Company or either of the Subsidiaries, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company or either of the Subsidiaries, or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company or either of the Subsidiaries. The Company's and the Subsidiaries' internal accounting controls are sufficient to cause the Company and the Subsidiaries to comply with the Foreign Corrupt Practices Act of 1977, as amended.

(ab) Except as set forth in the Prospectus, no officer, director, stockholder or partner of the Company or the Subsidiaries, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or the Subsidiaries, or (B) purchases from or sells or furnishes to the Company or the Subsidiaries any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company or either of the Subsidiaries is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company or the Subsidiaries, and any officer, director, principal stockholder of the Company or the Subsidiaries, or any partner, affiliate or associate of any of the foregoing persons or entities.

(ac) Any certificate signed by any officer of the Company or any officer of the Subsidiaries, and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

(ad) Each of the minute books of the Company and the Subsidiaries have been made available to the Underwriters and contains a complete summary of all meetings and actions of the directors and stockholders of the Company and the Subsidiaries, respectively, since the time of its respective incorporation, and reflects all transactions referred to in such minutes accurately in all respects.

(ae) Except and to the extent described in the Prospectus or otherwise waived, no holders of any securities of the Company or the Subsidiaries or of any options, warrants or other convertible or exchangeable securities of the Company or the Subsidiaries have the right to include any securities issued by the Company or the Subsidiaries in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company or the Subsidiaries.

(af) The Company has as of the effective date of the Registration Statement (i) entered into an employment agreement with each of Robert L. Renfroe and Carroll W. Allen in the forms filed as Exhibits __________ and ________, respectively, to the Registration Statement, and (ii) purchased term key-man insurance on the life of Albert J. Henry and in the amount of $3,000,000, which policy names the Company as the sole beneficiary thereof.

(ag) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company to become an investment company subject to registration under such Act.

(ah) All offers and sales of the Company's capital stock prior to the date hereof, including the offer and sale of an aggregate of _______shares of Series B Preferred Stock in connection with the 1997 Private Placement and the 1998 Private Placement _______________ (as each such term is defined in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), were at all relevant times exempt from the registration requirements of the Act, and were the subject of an available exemption from the registration requirements of all applicable state securities or blue sky laws; and the Confidential Private Placement Memorandum, dated as of ____________, 1997 and the Confidential Private Placement Memorandum, dated as of ____________, 1998, delivered to potential investors in connection with the 1997 Private Placement and the 1998 Private Placement, respectively, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ai) The clinical trials and the human and animal studies conducted by or on behalf of the Company or in which the Company has participated that are described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) were and, if still pending, are being conducted in accordance with standard medical and scientific research procedures, and the Company has operated and currently is in compliance in all respects with all applicable laws and regulations, including without limitation, all United States Food and Drug Administration rules, regulations and policies.

(aj) The Company has not received and is not aware of any communication (written or oral) relating to the termination or modification of any of the agreements described or referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) under the caption "Business -Patents and Proprietary Rights," the termination or modification of which would have a material adverse effect on the Company.

2. Purchase, Sale and Delivery of the Securities and Representative's
Warrants.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a price of $________[93% of the public offering price] per Share, that number of Firm Securities set forth in Schedule A opposite the name of such Underwriter, subject to such adjustment as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares, plus any additional number of Firm Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

(b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of an additional 345,000 shares of Common Stock at a price of $________ [93% of the public offering price] per Share. The option granted hereby will expire 45 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representative and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

(c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of the Representative at 200 Park Avenue, 25th Floor, New York, New York 10166, or at such other place as shall be agreed upon by the Representative and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on _______________, 1998 or at such other time and date as shall be agreed upon by the Representative and the Company, but not less than three (3) nor more than four (4) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above mentioned office of the Representative or at such other place as shall be agreed upon by the Representative and the Company on each Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Firm Securities and the Option Securities, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company for the Firm Securities and the Option Securities, if any, by New York Clearing House funds. In the event such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Securities then being purchased which the number of Firm Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two
         (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

(d) On the Closing Date, the Company shall issue and sell to the Representative Representative's Warrants at a purchase price of $.0001 per warrant, which warrants shall entitle the holders thereof to purchase an aggregate of 230,000 shares of Common Stock. The Representative's Warrants shall be exercisable for a period of four
         (4) years commencing one (1) year from the effective date of the Registration Statement at a price equaling one hundred twenty percent (120%) of the public offering price of the Shares. The Representative's Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit __ to the Registration Statement. Payment for the Representative's Warrants shall be made on the Closing Date.

3. Public Offering of the Shares. As soon after the Registration Statement becomes effective as the Representative deems advisable, the Underwriters shall make a public offering of the Shares (other than to residents of or in any jurisdiction in which qualification of the Shares is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representative may from time to time increase or decrease the public offering price after distribution of the Shares has been completed to such extent as the Representative, in its sole discretion deems advisable. The Underwriters may enter into one or more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

4. Covenants and Agreements of the Company. The Company covenants and agrees with each of the Underwriters as follows:

(a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Shares by the Underwriters of which the Representative shall not previously have been advised and furnished with a copy, or to which the Representative shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

(b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representative and confirm the notice in writing (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission or authority shall enter a stop order or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order or suspension.

(c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representative, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement, and (ii) the fifth business day after the effective date of the Registration Statement.

(d) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representative or Sonnenschein Nath & Rosenthal ("Underwriters' Counsel"), shall object.

(e) The Company shall endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

(f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities or the Representative's Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

(g) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of
         Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

(h) During a period of seven years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Representative:

         i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company and the Subsidiaries for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

         ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company and the Subsidiaries as at the end of the preceding fiscal year, together with statements of operations, stockholders equity, and cash flows of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

         iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

         iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

         v) every press release and every material news item or article of interest to the financial community in respect of the Company, the Subsidiaries or their respective affairs which was released or prepared by or on behalf of the Company or the Subsidiaries; and

         vi) any additional information of a public nature concerning the Company or the Subsidiaries (and any future subsidiaries) or any of their respective businesses which the Representative may request.

                  During such seven-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

(i) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the transfer agent) for its Common Stock.

(j) The Company will furnish or cause to be furnished to the Representative, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be manually signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may request.

(k) On or before the effective date of the Registration Statement, the Company shall provide the Representative with true copies of duly executed, legally binding and enforceable agreements pursuant to which for a period of nine (9) months from the effective date of the Registration Statement, each of the Company's stockholders and all holders of securities exchangeable or exercisable for or convertible into shares of Common Stock, agrees that it or he or she will not directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior written consent of the Representative (collectively, the "Lock-up Agreements". In addition, during the nine
         (9) month period commencing with the effective date of the Registration Statement, the Company shall not, without the prior written consent of the Representative sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

(l) None of the Company, the Subsidiaries, nor any of their respective officers, directors, stockholders, nor any of their respective affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

(m) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company or the Subsidiaries [except pursuant to the right of first refusal with respect to securities of IgX Oxford].

(n) The Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the Act) from time to time, under the Act, the Exchange Act, and the Rules and Regulations. and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

(o) The Company shall furnish to the Representative as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants as stated in their letters to be furnished pursuant to Section 6(k) hereof.

(p) The Company shall cause the Securities to be listed on NASDAQ/NM and for a period of seven (7) years from the date hereof, use its best efforts to maintain the NASDAQ/NM listing of the Securities to the extent outstanding.

(q) For a period of five (5) years from the Closing Date, the Company shall furnish to the Representative at the Company's sole expense (i) daily consolidated transfer sheets relating to the Common Stock, (ii) the list of holders of all of the Company's securities and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

(r) As soon as practicable (i) but in no event more than 10 business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities, and (ii) but in no event more than 30 days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poors Corporation Descriptions and Moodys OTC Manual and to continue such inclusion for a period of not less than seven (7) years.

(s) The Company hereby agrees that it will not for a period of nine (9) months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement permitting
         (i) the grant, issue, sale or entry into any agreement to grant, issue or sell any option, warrant or other contract right for any shares of Common Stock or other securities of the Company (x) at an exercise or sale price that is less than the greater of the public offering price of the Shares set forth herein and the fair market value of the Common Stock on the date of grant or sale or (y) to any of its executive officers or directors or to any holder of 5% or more of the Common Stock; (ii) the maximum number of shares of Common Stock or other securities of the Company purchasable at any time pursuant to options or warrants issued by the Company to exceed ______shares; (iii) the payment for such securities with any form of consideration other than cash, or (iv) the existence of stock appreciation rights, phantom options or similar arrangements.

(t) Until the completion of the distribution of the Securities, the Company shall not, without the prior written consent of the Representative and Underwriters' Counsel, issue, directly or indirectly any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

(u) For a period equal to the lesser of (i) seven (7) years from the date hereof, and (ii) the sale to the public of the Representative's Securities, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form S-1 (or other appropriate form) for the registration under the Act of the Representative's Securities.

(v) For a period of five years after the effective date of the Registration Statement, the Representative shall have the right to designate one (1) individual to the Board of Directors of the Company (the "Board"). In the event the Representative shall not have designated such individual at the time of any meeting of the Board or such person is unavailable to serve, the Company shall notify the Representative of each meeting of the Board. An individual selected by the Representative shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board. Such individual shall be reimbursed for all out-of-pocket expenses incurred in connection with his service on, or attendance of meetings of, the Board.

5.       Payment of Expenses.

(a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Representative's Warrant Agreement, including, without limitation,
         (i) the fees and expenses of accountants and counsel for the Company,
         (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement, and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Representative's Warrant Agreement and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as herein above stated, (iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to
         (x) the purchase by the Underwriters of the Securities and the purchase by the Representative of the Representative's Warrants from the Company, (y) the consummation by the Company of any of its obligations under this Agreement and the Representative's Warrant Agreement, and (z) resale of the Securities by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum", the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and disbursements and fees of counsel in connection therewith, (v) advertising costs and expenses, including but not limited to costs and expenses in connection with the "road show", information meetings and presentations, bound volumes and prospectus memorabilia and "tomb-stone" advertisement expenses, (vi) costs and expenses in connection with Company counsel's due diligence investigations, including but not limited to the fees of any independent counsel or consultant retained, (vii) fees and expenses of the transfer agent, registrar and custodian, (viii) the fees payable to the Commission and the NASD, and (ix) the fees and expenses incurred in connection with the listing of the Securities on NASDAQ/NM and any other exchange.

(b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6, Section 10 (a) or Section 12, the Company shall reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 5(d) hereof.

(c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Representative on the Closing Date by certified or bank cashiers check or, at the election of the Representative, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Securities and Option Securities, if any, and a financial advisory fee equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Securities and Option Securities, if any, $_______ of which has been paid to date.

6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been or his made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of officers of the Company (where applicable) made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

(a) The Registration Statement shall have become effective not later than 12:00 A.M., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

(b) The Representative shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) On or prior to the Closing Date, the Representative shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Representative's Warrants, the Registration Statement, the Prospectus and other related matters as the Representative may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(d) At the Closing Date, the Underwriters shall have received the favorable opinion of Epstein Becker & Green, P.C., counsel to the Company and the Subsidiaries, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters ("Company Counsel"), to the effect that:

         i) each of the Company and the Subsidiaries (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its respective business as described in the Prospectus; each of the Company and the Subsidiaries is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all foreign, federal, state and local laws, rules and regulations; and, neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company or the Subsidiaries taken as a whole. The disclosures in the Registration Statement concerning the effects of foreign, federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all respects and do not omit to state a fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

         ii) the Company owns one hundred percent (100%) of the outstanding capital stock of IgX Ltd., ___ percent (___%) of the outstanding capital stock of IgX Oxford, and [JV with Sintofarma]; and neither the Company nor any of the Subsidiaries owns an interest in any other corporation, partnership, joint venture, trust or other business entity;

         iii) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization" and "Description of Capital Stock", and neither the Company nor any of the Subsidiaries is a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and the Representative's Warrant Agreement and as described in the Prospectus. The Securities, the Representative's Warrants and all other securities issued or issuable by the Company conform in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of each of the Company and the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or the Subsidiaries. The Securities and the Representative's Securities to be sold by the Company hereunder and under the Representative's Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities and the Representative's Securities has been duly and validly taken; and the certificates representing the Securities and the Representative's Warrants are in due and proper form. The Representative's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement of the Securities and the Representatives Warrants to be sold by the Company, the Underwriters and the Representative, respectively, will acquire good and marketable title to the Securities and Representative's Warrants free and clear of any Lien of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriters and the Representative of the Securities and the Representative's Securities, respectively, from the Company, (C) the consummation by the Company of any of its obligations under this Agreement or the Representative's Warrant Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby.

         iv) the Registration Statement is effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge after due inquiry, threatened or contemplated under the Act;

         v) each of the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations. Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, the Subsidiaries and representatives of the independent public accountants for the Company and the Subsidiaries, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or Prospectus).

         vi)      to the best of such counsel's knowledge after due inquiry,
                  (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company or any of the Subsidiaries is a party or by which it is bound, including any document to which the Company or any of the Subsidiaries is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate and fairly represent the information required to be shown by Form S-l;
                  (C) there is not pending or threatened against the Company or any of the Subsidiaries any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, any of the Company or any of the Subsidiaries which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (y) questions the validity of the capital stock of the Company or any of the Subsidiaries or this Agreement or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding pending or threatened against or affecting the Company or any of the Subsidiaries before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of an adverse decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, position, prospects, stockholders equity, value, operation, properties, business or results of operations of the Company or any of the Subsidiaries, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement or the Representative's Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement or the Representative's Warrant Agreement.

         vii) the Company has full legal right, power and authority to enter into each of this Agreement and the Representative's Warrant Agreement, and to consummate the transactions provided for therein; and each of this Agreement and the Representative's Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Representative's Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement or the Representative's Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its or the Subsidiaries' businesses as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any Lien, of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or of any of the Subsidiaries pursuant to, the terms of (A) the articles of incorporation, by-laws, memorandum of association or articles of association of the Company or of any of the Subsidiaries (as the case may be), (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholder's agreement, note, loan or credit agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties.

         viii) except as described in the Prospectus, no consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Securities or the Representative's Warrants pursuant to the Prospectus or the Registration Statement, the issuance of the Representative's Warrants, the performance of this Agreement and the Representative's Warrant Agreement and the transactions contemplated hereby and thereby;

         ix) the properties and business of each of the Company and the Subsidiaries conform to the description thereof contained in the Registration Statement and the Prospectus; and each of the Company and the Subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all Liens of any kind whatsoever, other than those referred to in the Prospectus and Liens for taxes not yet due and payable;

         x) neither the Company nor any of the Subsidiaries is in breach of, or in default under, any term or provision of any license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing any obligation for borrowed money, or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which either of the Company or any of the Subsidiaries may be bound or to which the property or assets (tangible or intangible) of any of the Company or any of the Subsidiaries is subject or affected; and neither the Company nor any of the Subsidiaries is in violation of any term or provision of its Certificate of Incorporation, By-Laws, Memorandum of Association or Articles of Association or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

         xi) the statements in the Prospectus under "THE COMPANY," "RISK FACTORS," "BUSINESS," "MANAGEMENT," "PRINCIPAL STOCKHOLDERS," "CERTAIN TRANSACTIONS," "DESCRIPTION OF CAPITAL STOCK," and "SHARES ELIGIBLE FOR FUTURE SALE" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all respects;

         xii)     the Securities have been accepted for quotation by NASDAQ/NM;

         xiii) each of the Company and the Subsidiaries owns or possesses, free and clear of all Liens and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation any such licenses or rights described in the Prospectus as being owned or possessed by the Company or any of the Subsidiaries), and to the best of such counsel's knowledge after due inquiry, there is no claim or action by any person pertaining to, or proceeding, pending, or threatened, which challenges the exclusive rights of the Company or any of the Subsidiaries with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's and the Subsidiaries' respective businesses (including, without limitation, any such licenses or rights described in the Prospectus as being owned or possessed by the Company and any of the Subsidiaries); the Company's and the Subsidiaries' current products, services and processes do not and will not infringe on the patents currently held by third parties; and no product, service or process of any third party infringes on any patent currently held by the Company or any of the Subsidiaries;

         xiv)     the persons listed under the caption "PRINCIPAL
                  STOCKHOLDERS" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in Rule 13d-3 under the Rules and Regulations) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

         xv) except as described in the Prospectus or otherwise waived, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company or any of the Subsidiaries in the Registration Statement, require the Company or any of the Subsidiaries to file any registration statement or, if filed, to include any security in such registration statement;

         xvi) except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finders or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

         xvii) assuming due execution by the parties thereto other than the Company, the Lock-up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms; and

         xviii) except as described in the Prospectus, neither the Company nor any of the Subsidiaries (A) maintains, sponsors or contributes to any ERISA Plans, (B) maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has ever completely or partially withdrawn from a "multiemployer plan".

         xix) the Company is not an "investment company" under the Investment Company Act of 1940, as amended, and consummation of the transactions herein contemplated will not cause the Company to become an investment company subject to registration under such Act;

         xx) all offers and sales of the Company's capital stock prior to the date hereof, including the offer and sale of an aggregate of _________ shares of Preferred Stock in connection with the 1997 Private Placement and the 1998 Private Placement (as each such term is defined in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), were at all relevant times exempt from the registration requirements of the Act, and were the subject of an available exemption from the registration requirements of all applicable state securities or blue sky laws;

         xxi) the Company and its Subsidiaries have operated and currently is in compliance in all respects with all applicable laws and regulations, including, without limitation, all United States Food and Drug Administration rules, regulations and policies; and

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company or the Subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel, if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representative and they are justified in relying thereon.

(e) At the Closing Date, the Underwriters shall have received the favorable opinion of Pillsbury Madison & Sutro LLP, patent counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel with respect to such patent matters as Underwriters' Counsel may reasonably require and opinions from ___________ and ___________, regulatory consultants to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel with respect to such regulatory and compliance matters as Underwriters' Counsel may reasonably require.

(f) At each Option Closing Date, if any, the Underwriters shall have received the favorable opinions of Epstein Becker & Green, P.C., counsel to the Company and the Subsidiaries, Pillsbury Madison & Sutro LLP, patent counsel to the Company and the Subsidiaries, dated the Option Closing Date, and _____________ and ____________,
         regulatory consultants to the Company and the Subsidiaries, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of each Option Closing Date the statements made by each of _________________ and __________ and ________________ in their respective opinions delivered on the Closing Date.

(g) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company and the Subsidiaries, or herein contained.

(h) Prior to each of the Closing Date and each Option Closing Date, if any (i) there shall have been no adverse change or development involving a prospective change in the condition, financial or otherwise, prospects, stockholders equity or the business activities of the Company or any of the Subsidiaries, whether or not in the ordinary course of business consistent with past practice, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, consistent with past practice, entered into by the Company or any of the Subsidiaries, from the latest date as of which the financial condition of the Company and any of the Subsidiaries is set forth in the Registration Statement and Prospectus which is adverse to the Company or any of the Subsidiaries; (iii) neither the Company nor any of the Subsidiaries shall be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) neither the Company nor any of the Subsidiaries shall have issued any securities (other than the Securities and the Representative's Warrants) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there has not been any change in the capital stock or any change in the debt (long or short term) or liabilities or obligations of the Company or any of the Subsidiaries (contingent or otherwise); (v) no material amount of the assets of the Company or any of the Subsidiaries shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company or any of the Subsidiaries, or affecting any of their respective properties or businesses, before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may adversely affect the business, operations, prospects or financial condition or income of the Company or any of the Subsidiaries, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

(i) At each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

         i) The representations and warranties of the Company and each of the Subsidiaries in this Agreement are true and correct as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date or Option Closing Date, as the case may be;

         ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge after due inquiry, are contemplated or threatened under the Act;

         iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

         iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus,
                  (a) neither the Company nor any of the Subsidiaries has incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business consistent with past practice, any material liabilities or obligations, direct or contingent;
                  (b) neither the Company nor any of the Subsidiaries has paid or declared any dividends or other distributions on its capital stock; (c) neither the Company nor any of the Subsidiaries has entered into any transactions not in the ordinary course of business consistent with past practice;
                  (d) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business consistent with past practice) of the Company or any of the Subsidiaries; (e) neither the Company nor any of the Subsidiaries has sustained any loss or damage to its property or assets, whether or not insured;
                  (f) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or any of the Subsidiaries or any affiliated party of any of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

                  References to the Registration Statement and the Prospectus in this subsection (i) are to such documents as amended and supplemented at the date of such certificate.

(j) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

(k) At the time this Agreement is executed, the Underwriters shall have received a letter, dated the date hereof, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from Pricewaterhouse Coopers LLP.

         i) confirming that they are independent certified public accountants with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations;

         ii) stating that it is their opinion that the consolidated financial statements and supporting schedules of the Company and the Subsidiaries included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representative may rely upon the opinion of

                  Pricewaterhouse Coopers LLP with respect to the financial statements and supporting schedules included in the Registration Statement;

         iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim consolidated financial statements of the Company and the Subsidiaries (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company and the Subsidiaries, consultations with officers and other employees of the Company and the Subsidiaries responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the pro forma financial information contained in the Registration Statement and Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited consolidated financial statements of the Company or the unaudited pro forma financial information included in the Registration Statement, (B) the unaudited financial statements and supporting schedules of the Company and the Subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement, or (C) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company and the Subsidiaries, or any decrease in the stockholders' equity or net current assets or net assets of the Company and the Subsidiaries as compared with amounts shown in the balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (D) during the period from [June 30, 1998] to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of the Company and the Subsidiaries, in each case as compared with the corresponding period beginning [June 30, 1997] other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

         iv) setting forth at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company and the Subsidiaries (including any notes payable);

         v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company and the Subsidiaries set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and the Subsidiaries and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards), set forth in the letter and found them to be in agreement;

         vi) stating that they have not during the immediately preceding five (5) year period brought to the attention of any of the Company's or the Subsidiaries' management any "weakness", as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's or the Subsidiaries' internal controls;

         vii) stating that they have in addition carried out certain specified procedures, not constituting an audit, with respect to certain pro forma financial information which is included in the Registration Statement and the Prospectus and that nothing has come to their attention as a result of such procedures that caused them to believe such unaudited pro forma financial information does not comply in form in all respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that information; and

         viii) statements as to such other matters incident to the transaction contemplated hereby as the Representative may request.

(l) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from Pricewaterhouse Coopers LLP a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (k) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection
         (k) of this Section with respect to certain amounts, percentages and financial information as specified by the Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

(m) On each of the Closing Date and each Option Closing Date, if any, there shall have been duly tendered to the Representative for the several Underwriters' accounts the appropriate number of Securities.

(n) No order suspending the sale of the Securities in any jurisdiction designated by the Representative pursuant to subsection (e) of
         Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

(o) On or before the Closing Date, the Company shall have executed and delivered to the Representative (i) the Representative's Warrant Agreement substantially in the form filed as Exhibit ______ to the Registration Statement in final form and substance satisfactory to the Representative, and (ii) the Representative's Warrants in such denominations and to such designees as shall have been provided to the Company.

(p) On or before Closing Date, the Securities shall have been duly approved for quotation on NASDAQ/NM, subject to official notice of issuance.

(q) On or before Closing Date, there shall have been delivered to the Representative all of the Lock-up Agreements, in form and substance satisfactory to Underwriters' Counsel.

If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

7.       Indemnification.

(a) The Company agrees to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7 "Underwriter" shall include the officers, directors, stockholders, partners, employees, agents and counsel of the Underwriter, including specifically each person who may be substituted for an Underwriter as provided in
         Section 11 hereof), and each person, if any, who controls the Underwriter (a "controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the

         Commission, any state securities commission or agency, NASDAQ/NM or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made exclusively in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be.

         The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

(b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this offering. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of such indemnifying party,
         (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable period of time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of additional counsel shall be borne by the indemnifying parties. Anything in this
         Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

(d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d) the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the respective indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of any Underwriter or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters and the Representative, as the case may be.

9. Effective Date.

(a) This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its discretion, shall release the Securities for the sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such shares for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

10.      Termination.

(a) Subject to subsection (b) of this Section 10, the Representative shall have the right to terminate this Agreement if (i) any domestic or international event or act or occurrence has disrupted, or in the Representative's opinion will in the immediate future disrupt, the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iv) the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (v) a banking moratorium has been declared by a state or federal authority; or (vi) a moratorium in foreign exchange trading has been declared; or (vii) the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's opinion, make it inadvisable to proceed with the delivery of the Securities; or (viii) there shall have been such a material adverse change in the conditions or prospects of the Company, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Representative's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities or (ix) if [Albert J. Henry] no longer serve the Company in his present capacity.

(b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 10(a), the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representative, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 or Section 12) then, the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and Blue Sky filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

11. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or Section 12 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

(b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

         In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

12. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters' may, at the Representative's option, by notice from the Representative to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5, Section 7 and Section 10 hereof. No action taken pursuant to this Section 12 shall relieve the Company from liability, if any, in respect of such default.

13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Josephthal & Co. Inc., 200 Park Avenue, 24th Floor, New York, New York 10166, Attention: __________________ with a copy to Sonnenschein Nath & Rosenthal, 1221 Avenue of the Americas, 25th Floor, New York, New York 10020, Attention: Dennis N. Berman, Esq. Notices to the Company shall be directed to the Company at IgX Corp.,

One Springfield Avenue, Summit, New Jersey 07960, Attention: Albert J. Henry, Chief Executive Officer, with a copy to Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177, Attention: Seth I. Truwit, Esq.

14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

15. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its choice of law or conflict of laws principles.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

17. Entire Agreement; Amendments. This Agreement and the Representative's Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representative and the Company.

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                       Very truly yours,

                                       IgX CORP.


                                       By:
                                           -----------------------------------
                                           Name:  Albert J. Henry
                                           Title:  Chief Executive Officer

Confirmed and accepted as of
the date first above written.


JOSEPHTHAL & CO. INC.


For itself and as Representative
of the several Underwriters named
in Schedule A hereto.


By:
    -------------------------------
    Name:
    Title:

                                  Schedule A



Name of Underwriter                 Number of Firm Securities to be Purchased
-------------------                 -----------------------------------------

Josephthal & Co. Inc.